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                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       MFS(R) High Income Municipal Trust
                       MFS(R) High Yield Municipal Trust
                    MFS(R) Investment Grade Municipal Trust
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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                                    M F S(R)
                             INVESTMENT MANAGEMENT

          MFS HIGH INCOME MUNICIPAL TRUST - PREFERRED T & PREFERRED W
                   MFS HIGH YIELD MUNICIPAL TRUST - PREFERRED
                MFS INVESTMENT GRADE MUNICIPAL TRUST - PREFERRED

                                                             September 25, 2008

Dear Preferred Shareholder:

Recently, we distributed proxy materials regarding the 2008 Meeting of Shareholders of the above referenced trusts. This meeting is scheduled for October 9, 2008 at 9:30 a.m., Eastern time at 500 Boylston Street, Boston, Massachusetts 02116.

                            YOUR VOTE IS IMPORTANT!

      After careful review, your Board has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting. If you have any questions, please call our solicitor, Georgeson Inc., toll-free at 1-888-605-8354.

      FOR YOUR CONVENIENCE, PLEASE UTILIZE ONE OF THE EASY METHODS BELOW TO REGISTER YOUR VOTE:

      1. BY TOUCH-TONE PHONE.
         Dial the toll-free number found on your proxy card(s) and follow the simple instructions.

      2. BY INTERNET.
         Visit www.proxyvote.com and follow the simple instructions after entering the control number located on your proxy card(s).

      3. BY MAIL.
         Simply return your executed proxy card(s) in the enclosed postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1 OR 2 TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

      For the reasons set forth in the Proxy Statement dated August 21, 2008, your Board believes that the proposals are in the best interest of shareholders and recommends a vote FOR the proposals. Please note that a Fund's Preferred Shares held in "street name" may be voted under certain conditions by broker-dealer firms with respect to proposals 2 and 3, and counted for purposes of establishing a quorum and voting on the proposals if no instructions are received prior to the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include (i) at least 30% of the Fund's Preferred Shares outstanding have been voted by the Preferred Shareholders (ii) less than 10% of the Fund's Preferred Shares outstanding have been voted against the relevant Proposals and (iii) holders of the Fund's Common Shares have voted to approve the relevant Proposals. In such instances, the broker-dealer firm may vote the Fund's Preferred Shares with respect to Proposals 2 and 3 in the same proportion, respectively, as the votes cast by all holders of the Fund's Preferred Shares who have voted on Proposals 2 and 3.


Thank you for your prompt attention.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning, President
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MFS INVESTMENT MANAGEMENT


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

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
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ANNUAL MEETING PROXY CARD
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\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1-3.

1. Election of Directors:   01 - William R. Gutow     02 - Michael Hegarty          03 - Robert W. Uek
                            04 - J. Atwood Ives       05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust for each Trust.                                 fundamental investment
                                                                        policies of the Trusts.

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

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\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

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PROXY -- MFS INVESTMENT MANAGEMENT
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MFS(R) HIGH INCOME MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - PREFERRED SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE
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